                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2002
                                                          ---------------


                        PINNACLE FINANCIAL PARTNERS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



              Tennessee                                   000-31225                   62-1812853
              ---------                                   ---------                   ----------
(State or other jurisdiction of incorporation         (Commission File             (I.R.S. Employer
          or organization)                                 Number)                Identification No.)


The Commerce Center, 211 Commerce Street, Suite 300, Nashville, Tennessee 37201
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            (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (615) 744-3700
                                                           --------------


                                 Not Applicable
                                 --------------
                          (Former name, former address
                             and former fiscal year,
                          if changed since last report)

                        PINNACLE FINANCIAL PARTNERS, INC.

                               REPORT ON FORM 8-K
                                 AUGUST 13, 2002

                                TABLE OF CONTENTS


                                                                      Page No.
                                                                      --------
ITEM 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits........................................3

ITEM 9.  Regulation FD Disclosure........................................3



SIGNATURE................................................................4



EXHIBIT 99.1.............................................................5




                           FORWARD-LOOKING STATEMENTS

The Company may from time to time make written or oral statements, including statements contained in this report which may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934 (the "Exchange Act"). The words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, deposit levels, loan demand, loan collateral values, securities portfolio values, interest rate risk management, the effects of competition in the banking business from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating through the Internet, changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions, failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans and other factors. The Company cautions that such factors are not exclusive. The Company does not intend to update or reissue any forward-looking statements contained in this report as a result of new information or other circumstances that may become known to the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits


NUMBER              EXHIBIT
------              -------
99.1                Press release dated August 13, 2002



ITEM 9. REGULATION FD DISCLOSURE

     On August 14, 2002 Pinnacle Financial Partners, Inc. ("Pinnacle") began trading on the Nasdaq National Market under the ticker symbol "PNFP". Pinnacle has traded on the Nasdaq SmallCap Market since May of this year.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PINNACLE FINANCIAL PARTNERS, INC.



                                            By: /s/ M. Terry Turner
                                            ---------------------------------
                                            M. Terry Turner
                                            President and CEO

                                            Date: August 14, 2002